                                                                      EXHIBIT 23
                                                              PENTON MEDIA, INC.
                                                               DECEMBER 31, 2001

                                                                       FORM 11-K




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-62385) of Penton Media, Inc. of our report dated June 21, 2002 relating to the financial statements of Penton Media, Inc. 401(k) Retirement Savings Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
------------------------------



Cleveland, Ohio
June 28, 2002




















                                       16